UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Robinson Tax Advantaged Income Fund
(Class A: ROBAX)
(Class C: ROBCX)
(Institutional Class: ROBNX)

ANNUAL REPORT
December 31, 2014

Robinson Tax Advantaged Income Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedules of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the Robinson Tax Advantaged Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.robinsonincomefund.com

February 2, 2015

Dear Shareholders:

We are pleased to present the Robinson Tax Advantaged Income Fund’s (“the Fund”) Annual Report covering the period from September 30, 2014, the date of the Fund’s launch, to December 31, 2014.

Investment Performance.  Intermediate (1-10 years to maturity) municipal bonds as measured by the BofA Merrill Lynch 1-10 Year Municipal Securities Index, were up 0.4% for the quarter as the yield on the index actually increased from 1.44% to 1.47% during the quarter,  and longer term (10+ years to maturity) municipal bonds, as measured by the BofA Merrill Lynch 10+ Year Municipal Securities Index, were up 1.9% as the yield on that index declined from 3.34% to 2.96% (bond prices move in the opposite direction of their yields—declining yields means rising bond prices).  The underlying municipal bond closed-end funds (CEFs) that we held in the portfolio tended to bias the longer end of the maturity spectrum; but, after hedging with short positions in U.S. Treasury Futures contracts to mitigate the interest rate risk, the Fund exhibited a price volatility more similar to an intermediate municipal bond index during the quarter.  That proved to be a successful combination for the strategy as the Fund’s Institutional Class (ROBNX) generated a total return of 1.52% for the quarter, which was comprised of 3 cents per share in NAV appreciation and 12.13 cents per share in distributions to shareholders.

The biggest negative to our strategy in the quarter was the continued outperformance of U.S. Treasuries versus municipal bonds.  Comparable risk Treasury securities outperformed municipal bonds by approximately 0.7% for the quarter.  Fortunately, that negative was more than offset by a general narrowing of discounts in municipal bond closed-end funds.  We were able to enhance the return further through a higher distributable yield which was the direct result of the Fund’s underlying strategy—municipal bond closed-end funds tend to favor longer dated securities because typically those maturities offer higher yields than shorter dated securities, all other things being equal.  We purposely structured our short U.S. Treasury futures hedge in such a manner to take advantage of a flattening yield curve (the spread between long interest rates and short interest rates narrows).  Lastly, we believe issue selection also enhanced the Fund’s overall return as the discounts on the municipal closed-end funds that we held in the portfolio improved more than the overall municipal bond closed-end fund market during the quarter.  We utilize a proprietary model that values and ranks 180 municipal bond closed-end funds in real-time throughout each trading day.  The model seeks to identify the most attractive municipal bond closed-end fund discounts based on a combination of characteristics including:  expense ratio, performance, quality and liquidity of underlying holdings, yield, cost and use of leverage, fund liquidity, and overall fund governance.

Portfolio Composition.  In accordance with the Fund’s investment strategy, the Fund as of December 31, 2014 was invested primarily in municipal closed-end funds with a small portion posted as margin for the shorting strategy to hedge the overall portfolio’s interest rate risk.  As of year-end, the Fund’s Institutional Share had a distribution yield of 4.32% (30 SEC Yield of 4.35%).  The municipal closed-end funds held in the Fund had an average duration of 7.5 years — in other words, a 1% rise in interest rates would cause the net asset values of these funds to decline by 7.5%.  That interest rate risk is being hedged by short positions in various U.S. Treasury Futures contracts.  As of December 31, 2014, the net exposure to changes in interest rates was approximately 0.75 years — a 1% rise in rates would result in a 0.75% decline in net asset value.  The municipal bond closed-end funds held in the portfolio were trading at an average discount of 5.5% as of quarter-end—over the previous 5-years those same funds traded at an average premium of 0.8%.

Bill Gross, the renowned bond manager of Pimco’s Total Return Taxable Bond Fund, roiled the markets in late-September with his announcement that he was leaving Pimco and joining Janus Capital Management.  This precipitated a wave of selling in Pimco’s open-end and closed-end bond funds.  While Mr. Gross had very little to do with the day-to-day management of Pimco’s various municipal bond closed-end funds, they too suffered from shareholder selling.  Historically, the Pimco municipal bond closed-end funds have traded at a premium (i.e. the price of the fund was actually greater than the underlying net asset value of the fund)—on average, over the previous 5 years Pimco’s municipal bond closed-end funds have traded at close to a 10% premium.  As such, we had not anticipated having much exposure to Pimco funds in the Robinson Tax-Advantaged Income Fund, as our models suggested those funds were overvalued relative to other municipal bond closed-end funds.  Mr. Gross’ announcement and the subsequent selling pressure the funds came under changed all that.  Daily trading volume in the Pimco closed-end funds more than doubled following the announcement and the discounts on Pimco’s closed-end municipal bond funds widened more than 3%, whereas discounts on most other municipal bond closed-end funds actually narrowed. As of quarter-end Pimco municipal bond closed-end funds represented nearly 15% of our portfolio, the third largest fund company representation in our portfolio behind Blackrock (27.3%) and Invesco (17.8%).

Market Outlook.  The decline in oil prices has renewed fears of global deflation.  As a result, sovereign interest rates across most of the globe have declined precipitously over the past six months.  We believe the 55% decline in energy prices will likely reduce global inflation by approximately 0.50%-0.75%; but, long-term bond yields in many developed markets have declined nearly 1%.  In short, we think the decline in interest rates over the past six months fully reflects this lower inflation outlook.  With regard to the deflation fear, we think the market may be reading more into this decline in oil prices than is appropriate.  The last time we saw a decline of this magnitude in the price of oil was during the Great Recession in 2008—oil lost 75% of its value back then.  The big difference between now and then is that the decline in 2008 was all demand driven as evidenced by the 80% decline in industrial metals.  There is certainly some demand component to this decline as industrial metals are also down 20%, but the bulk of the decline can be attributed to excess supply.  We anticipate sovereign interest rates to stabilize at current levels and begin rising later in the year.

A material risk in the Fund is spread risk between U.S. Treasury (our typical hedging vehicle) yields and municipal bond yields.  That risk cost the Fund roughly 0.7% in performance this past quarter; but, we believe that makes the Fund that much more attractive on a forward looking basis.  We estimate that the spread between long municipal bond yields and U.S. Treasury yields needs to narrow 0.75% to get back to fair value.  Should that occur, we expect it would likely be beneficial to the Fund.

We value your trust and confidence in the Fund, and thank you for your support.

Best Regards,

James C. Robinson
Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub‐Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus:

The Fund will invest in shares of closed-end funds (CEFs). Investments in CEFs are subject to various risks, including reliance on management’s ability to manage the CEF portfolio, fluctuation in the market value of CEF shares, and the Fund bearing a pro rata share of the fees and expenses of each underlying CEF in which the Fund invests. The underlying CEFs in which the Fund invests will invest primarily in municipal bonds. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds. The underlying CEFs in which the Fund invests will invest primarily in fixed income securities. Interest rates have been and continue to be low relative to historical levels. A rise in interest rates could negatively impact the value of the Fund’s shares. Generally, fixed income securities decrease in value if interest rates rise, and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. These risks are greater during periods of rising inflation.

It is expected that the CEFs in which the Fund will invest will be leveraged as a result of borrowing or other investment techniques. As a result, the Fund will be exposed indirectly to leverage, and may expose the Fund to higher volatility in the market value of such CEF and the possibility that the Fund’s long-term returns will be diminished. In addition, regulations implemented pursuant to the Dodd-Frank Act, particularly the Volcker Rule, may in the future hinder or restrict a CEF’s ability to maintain leverage; which in turn may reduce the total return and tax exempt income generated by the underlying CEFs in which the Fund will invest and may cause a reduction in the value of the Fund’s shares.

There is no guarantee that the Fund’s income will be exempt from regular federal income taxes. Events occurring after the date of issuance of a municipal bond or after a CEF’s acquisition of a municipal bond may result in a determination that interest on that bond is subject to federal income tax. Federal or state changes in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

The Sub-advisor, where deemed appropriate, will seek to hedge against interest rate risk by shorting U.S. Treasury futures contracts. To the extent the Fund holds such short positions, should market conditions cause U.S. Treasury prices to rise, the Fund’s portfolio could experience a loss; and should U.S. Treasury prices rise at the same time municipal bond prices fall, these losses may be greater than if the hedging strategy not been in place.

The Fund and the CEFs held by the Fund may use derivative instruments, futures contracts, options, swap agreements, and/or sell securities short. Each of these instruments and strategies involve risks different from direct investments in the underlying assets. Risks include: futures contracts may cause the value of the Fund’s shares to be more volatile and expose the Fund to leverage and tracking risks; the Fund may not fully benefit from or may lose money on option or shorting strategies; swaps may be leveraged, are subject to counterparty risk and may be difficult to value or liquidate. The Fund’s turnover rate may be high. A high turnover rate may lead to higher transaction costs, a greater number of taxable transactions, and negatively affect the Fund’s performance. As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is newly organized and has a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. Diversification does not assure a profit or protect against a loss.

The Fund may not be suitable for all investors. We encourage you to consult with appropriate tax and financial professionals before considering an investment in the Fund.

The BofA Merrill Lynch 1-10 Year Municipal Securities Index is a subset of The BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years. Inception date: December 31, 1996.  The BofA Merrill Lynch 10+ Year Municipal Securities Index is a subset of The BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 10 years. Inception date: December 31, 1996.  One cannot invest directly in an index.

Robinson Tax Advantaged Income Fund
FUND PERFORMANCE at December 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class Shares, made at its inception, with a similar investment in the Barclays 1-10 Year Municipal Blend Index.  Results include the reinvestment of all dividends and capital gains.
The Barclays 1-10 Year Municipal Blend Index is a market value-weighted index which covers the short and intermediate components of the Barclays Capital Municipal Bond Index—an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market. The 1-10 Year Municipal Blend index tracks tax-exempt municipal General Obligation, Revenue, Insured, and Prerefunded bonds with a minimum $5 million par amount outstanding, issued as part of a transaction of at least $50 million, and with a remaining maturity from 1 up to (but not including) 12 years.  This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.
Total Returns as of December 31, 2014	3 Months	Since Inception* (Cumulative)
Before deducting maximum sales charge
Class A¹	1.44%	1.44%
Class C²	1.27%	1.27%
Institutional Class³	1.52%	1.52%
After deducting maximum sales charge
Class A¹	-4.39%	-4.39%
Class C²	0.27%	0.27%
Barclays 1-10 Year Municipal Blend Index	0.41%	0.41%
*	Class A, Class C and Institutional Class shares commenced operations on September 30, 2014.
The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and Net Expense Ratios for Class A shares were 4.20% and 3.34% respectively, for the Class C shares were 4.95% and 4.09% respectively, and for the Institutional Class shares were 3.95% and 3.09% respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the A shares, C shares and Institutional shares, respectively.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until April 30, 2016.

¹	Maximum sales charge for Class A shares is 5.75%. No sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²	No sales charge applies on investments but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Robinson Tax Advantaged Income Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2014

Number of Shares		Value

	CLOSED-END FUNDS – 97.4%
26,845	BlackRock Municipal Income Trust	$380,669
31,980	BlackRock MuniEnhanced Fund, Inc.	364,573
8,235	BlackRock MuniHoldings Fund II, Inc.	129,036
26,704	BlackRock MuniHoldings Fund, Inc.	457,175
5,651	BlackRock MuniHoldings Quality Fund II, Inc.	76,169
5,693	BlackRock MuniVest Fund II, Inc.	88,816
46,987	BlackRock MuniVest Fund, Inc.	465,636
31,777	BlackRock MuniYield Fund, Inc.	468,398
5,652	BlackRock MuniYield Quality Fund II, Inc.	74,550
19,754	BlackRock MuniYield Quality Fund III, Inc.	277,942
13,438	Deutsche Municipal Income Trust	179,666
5,578	Deutsche Strategic Municipal Income Trust	76,419
8,365	Dreyfus Municipal Income Inc	80,471
70,216	Dreyfus Strategic Municipal Bond Fund, Inc.	558,919
53,266	Dreyfus Strategic Municipals, Inc.	436,249
27,918	Eaton Vance Municipal Income Trust	374,660
6,000	Federated Premier Municipal Income Fund	87,000
47,770	Invesco Advantage Municipal Income Trust II	554,128
14,415	Invesco Municipal Opportunity Trust	185,378
24,301	Invesco Municipal Trust	307,655
17,354	Invesco Quality Municipal Income Trust	216,752
41,637	Invesco Trust for Investment Grade Municipals	553,355
14,861	MainStay DefinedTerm Municipal Opportunities Fund	270,024
27,347	MFS Municipal Income Trust	181,584
13,946	Nuveen Investment Quality Municipal Fund, Inc.	212,398
31,542	Nuveen Performance Plus Municipal Fund, Inc.	465,244
12,960	Nuveen Premium Income Municipal Fund 2 Inc	183,514
21,049	Nuveen Premium Income Municipal Fund 4 Inc	279,110
25,120	PIMCO Municipal Income Fund	359,970
42,785	PIMCO Municipal Income Fund II	508,286
58,403	PIMCO Municipal Income Fund III	648,273
14,922	Pioneer Municipal High Income Trust	209,803
25,169	Putnam Managed Municipal Income Trust	182,475

	TOTAL CLOSED-END FUNDS (Cost $9,771,648)	9,894,297

Principal Amount

	SHORT-TERM INVESTMENTS – 4.4%
$451,967	UMB Money Market Fiduciary, 0.01%[1]	451,967

	TOTAL SHORT-TERM INVESTMENTS (Cost $451,967)	451,967

Robinson Tax Advantaged Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

TOTAL INVESTMENTS – 101.8% (Cost $10,223,615)	10,346,264
Liabilities in Excess of Other Assets – (1.8)%	(186,075)

TOTAL NET ASSETS – 100.0%	$10,160,189

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)

(35)	U.S. 5 Year Treasury Note	March 2015	$ (4,176,325)	$ (4,162,539)	$ 13,786
(20)	U.S. 10 Year Treasury Note	March 2015	(2,539,697)	(2,535,938)	3,759
(10)	U.S. Treasury Long Bond	March 2015	(1,428,231)	(1,445,625)	(17,394)

TOTAL FUTURES CONTRACTS			$ (8,144,253)	$ (8,144,102)	$ 151

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
SUMMARY OF INVESTMENTS
As of December 31, 2014

Security Type/Industry	Percent of Total Net Assets
Closed-End Funds	97.4%
Short-Term Investments	4.4%
Total Investments	101.8%
Liabilities in Excess of Other Assets	(1.8)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

Assets:
Investments, at value (cost $10,223,615)	$10,346,264
Cash deposited with brokers for futures contracts	102,571
Receivables:
Unrealized appreciation on futures contracts	17,545
Fund shares sold	3,949
Dividends and interest	7,373
Due from Advisor	7,597
Prepaid offering costs	28,485
Prepaid expenses	36,518
Total assets	10,550,302

Liabilities:
Payables:
Unrealized depreciation on futures contracts	17,394
Investment securities purchased	320,694
Fund shares redeemed	3,303
Distribution fees - Class A & Class C (Note 6)	5
Shareholder servicing fees (Note 7)	946
Auditing fees	16,750
Transfer agent fees and expenses	7,507
Fund accounting fees	6,140
Custody fees	5,495
Fund administration fees	3,929
Chief Compliance Officer fees	2,062
Trustees' fees and expenses	562
Accrued other expenses	5,326
Total liabilities	390,113

Net Assets	$10,160,189

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$10,131,780
Accumulated net realized loss on investments and futures contracts	(94,391)
Net unrealized appreciation on:
Investments	122,649
Futures contracts	151
Net Assets	$10,160,189

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$5,072
Shares of beneficial interest issued and outstanding	506
Redemption price[1]	10.03
Maximum sales charge (5.75% of offering price)	0.61
Maximum offering price to public	$10.64

Class C Shares:
Net assets applicable to shares outstanding	$5,062
Shares of beneficial interest issued and outstanding	505
Redemption price[2]	$10.03

Institutional Class Shares:
Net assets applicable to shares outstanding	$10,150,055
Shares of beneficial interest issued and outstanding	1,012,154
Redemption price	$10.03

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
[2]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
STATEMENT OF OPERATIONS
For the Period September 30, 2014* through December 31, 2014

Investment Income:
Dividends	$115,148
Interest	17
Total investment income	115,165

Expenses:
Advisory fees	20,986
Auditing fees	16,751
Transfer agent fees and expenses	14,981
Registration fees	12,174
Fund accounting fees	11,787
Administration fees	10,369
Offering Costs	9,016
Custody fees	5,495
Chief Compliance Officer fees	3,192
Legal fees	2,521
Miscellaneous	2,231
Shareholder reporting fees	2,143
Trustees' fees and expenses	2,010
Shareholder servicing fees (Note 7)	946
Insurance fees	241
Distribution fees - Class C (Note 6)	13
Distribution fees - Class A (Note 6)	3
Total expenses	114,859
Advisory fees waived	(20,986)
Other expenses absorbed	(68,123)
Net expenses	25,750
Net investment income	89,415

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	28,038
Futures contracts	(122,429)
Net realized loss	(94,391)
Net change in unrealized appreciation/depreciation on:
Investments	122,649
Futures contracts	151
Net change in unrealized appreciation/depreciation	122,800
Net realized and unrealized gain on investments and
futures contracts	28,409

Net Increase in Net Assets from Operations	$117,824

*	Commencement of operations

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period September 30, 2014* through December, 31, 2014
Increase in Net Assets from:
Operations:
Net investment gain	$89,415
Net realized loss on investments and futures contracts	(94,391)
Net change in unrealized appreciation/depreciation on investments and
futures contracts	122,800
Net increase in net assets resulting from operations	117,824

Distributions to Shareholders:
From net investment income:
Class A	(57)
Class C	(48)
Institutional Class	(98,761)
Total distributions to shareholders	(98,866)

Capital Transactions:
Net proceeds from shares sold:
Class A	5,000
Class C	5,000
Institutional Class	10,240,411
Reinvestment of distributions:
Class A	57
Class C	48
Institutional Class	423
Cost of shares redeemed:
Institutional Class	(109,708)
Net increase in net assets from capital transactions	10,141,231

Total increase in net assets	10,160,189

Net Assets:
Beginning of period	-
End of period	$10,160,189

Capital Share Transactions:
Shares sold:
Class A	500
Class C	500
Institutional Class	1,023,151
Shares reinvested:
Class A	6
Class C	5
Institutional Class	42
Shares redeemed:
Institutional Class	(11,039)
Net increase in capital share transactions	1,013,165
*	Commencement of Operations

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.
For the Period September 30, 2014* through December, 31, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.11
Net realized and unrealized gain on investments	0.03
Total from investment operations	0.14

Less Distributions:
From net investment income	(0.11)

Net asset value, end of period	$10.03

Total return[3]	1.44%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	6.27%[6]
After fees waived and expenses absorbed[4]	1.60%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[2]	(0.23)%[6]
After fees waived and expenses absorbed[2]	4.44%[6]

Portfolio turnover rate	19%[5]
*	Commencement of operations
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests. The ratio does not include net investment income of the investment companies in which the fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[4]	Does not include expenses of the investment companies in which the fund invests.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout the period.
For the Period
September 30, 2014*
through
December, 31, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.09
Net realized and unrealized gain on investments	0.04
Total from investment operations	0.13

Less Distributions:
From net investment income	(0.10)

Net asset value, end of period	$10.03

Total return[3]	1.27%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	7.02%[6]
After fees waived and expenses absorbed[4]	2.35%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[2]	(0.98)%[6]
After fees waived and expenses absorbed[2]	3.69%[6]

Portfolio turnover rate	19%[5]

*	Commencement of operations
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests. The ratio does not include net investment income of the investment companies in which the fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[4]	Does not include expenses of the investment companies in which the fund invests.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period
September 30, 2014*
through
December, 31, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.12
Net realized and unrealized gain on investments	0.03
Total from investment operations	0.15

Less Distributions:
From net investment income	(0.12)

Net asset value, end of period	$10.03

Total return[3]	1.52%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,150

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	6.02%[6]
After fees waived and expenses absorbed[4]	1.35%[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	0.02%[6]
After fees waived and expenses absorbed[2]	4.69%[6]

Portfolio turnover rate	19%[5]

*	Commencement of operations
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests. The ratio does not include net investment income of the investment companies in which the fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Does not include expenses of the investment companies in which the fund invests.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

Note 1 – Organization
The Robinson Tax Advantaged Income Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks  total return with an emphasis on providing current income, a substantial portion of which will be exempt from federal income taxes.  The Fund commenced investment operations on September 30, 2014, with three classes of shares: Class A, Class C and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost.  The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days.  Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not effect sales and redemptions of its shares.

Robinson Tax Advantaged Income Fund
NOTES TO FINANCIAL STATEMENTS- Continued
December 31, 2014

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Closed-End Funds
The Fund invests in shares of closed-end funds (“CEFs”). Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s). The closed-end funds in which the Fund will invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through investment in a closed-end fund. An investment in securities of a closed-end fund that uses leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

(d) Municipal Bonds Risk
The underlying closed-end funds in which the Fund invests will invest primarily in municipal bonds.  Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest.  Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal bonds.  If the Internal Revenue Service (the “IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could significantly decline in value.

(e) Futures Contracts
The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  The Fund intends primarily to invest in short positions on U.S. Treasury Futures contracts.  A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded.  Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.   The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.  As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale.  In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

Robinson Tax Advantaged Income Fund
NOTES TO FINANCIAL STATEMENTS- Continued
December 31, 2014

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

(f) Short Sales
The Fund and the CEFs held by the Fund may sell securities short.  Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale. The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss. The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

Robinson Tax Advantaged Income Fund
NOTES TO FINANCIAL STATEMENTS- Continued
December 31, 2014

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.10% of the Fund’s average daily net assets.  The Advisor engages Robinson Capital Management, LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of the Fund's average daily net assets for Class A, Class C, and Institutional Class, respectively until April 30, 2016.

For the period September 30, 2014 (commencement of operations) to December 31, 2014, the Advisor waived its advisory fees and absorbed other expenses totaling $89,109.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At December 31, 2014, the amount of these potentially recoverable expenses was $89,109.  The Advisor may recapture all or a portion of this amount no later than December 31, 2017.

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period September 30, 2014 (commencement of operations) to December 31, 2014, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period September 30, 2014 (commencement of operations) to December 31, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$10,223,615
Gross unrealized appreciation	$146,921
Gross unrealized depreciation	(24,272)
Net unrealized appreciation on investments	$122,649

Robinson Tax Advantaged Income Fund
NOTES TO FINANCIAL STATEMENTS- Continued
December 31, 2014

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain(loss) as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (9,451)	$ 9,451	$ -

As of December 31, 2014 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(94,240)
Unrealized appreciation on investments	122,649
Total accumulated earnings	$28,409

The tax character of distribution paid during the fiscal year ended December 31, 2014 was as follows:

Distribution paid from:	2014
Tax exempt income	$98,866
Ordinary income	-
Long-term capital gains	-
Total distributions paid	$98,866

As of December 31, 2014, the Fund had a long-term capital loss carryforward of $32,857, which does not expire.

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of December 31, 2014, the fund had post-October losses of $61,382, which are deferred until fiscal year 2015 for tax purposes.  Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Robinson Tax Advantaged Income Fund
NOTES TO FINANCIAL STATEMENTS- Continued
December 31, 2014

Note 5 – Investment Transactions
For the period September 30, 2014 (commencement of operations) to December 31, 2014, purchases and sales of investments, excluding short-term investments, were $11,101,770 and $1,358,160, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Class A and Class C, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor.  In addition, HRC may receive sales charges from the Fund’s distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s distributor. For the period September 30, 2014 (commencement of operations) to December 31, 2014, HRC did not receive any distribution fees or sales commissions pursuant to the wholesaling agreement.

For the period September 30, 2014 (commencement of operations) to December 31, 2014, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period September 30, 2014 (commencement of operations) to December 31, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Robinson Tax Advantaged Income Fund
NOTES TO FINANCIAL STATEMENTS- Continued
December 31, 2014

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Mutual Funds	$9,894,297	$-	$-	$9,894,297
Short-Term Investments	451,967	-	-	451,967
Total Investments	$10,346,264	$-	$-	$10,346,264
Other Financial Instruments*
Futures Contracts	17,545	-	-	17,545
Total Assets	$10,363,809	-	-	$10,363,809

Liabilities
Other Financial Instruments*
Futures Contracts	$17,394	$-	$-	$17,394
Total Liabilities	$17,394	$-	$-	$17,394

*	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Robinson Tax Advantaged Income Fund
NOTES TO FINANCIAL STATEMENTS- Continued
December 31, 2014

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts during the period September 30, 2014(commencement of operations) to December 31, 2014.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of December 31, 2014 by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Value
Interest rate contracts	Unrealized appreciation/ depreciation on open futures contracts	$ 17,545	$ 17,394
Total		$ 17,545	$ 17,394

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments.

The effects of derivative instruments on the Statement of Operations for the period September 30, 2014 (commencement of operations) to December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Total
Interest rate contracts	$ (122,429)	$ (122,429)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Total
Interest rate contracts	$ 151	$ 151

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Robinson Tax Advantaged Income Fund
NOTES TO FINANCIAL STATEMENTS- Continued
December 31, 2014

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Robinson Tax Advantaged Income Fund

We have audited the accompanying statement of assets and liabilities of the Robinson Tax Advantaged Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations, the statement of changes in net assets and financial highlights for the period September 30, 2014 (commencement of operations) through December 31, 2014.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Robinson Tax Advantaged Income Fund as of December 31, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the period September 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 2, 2015

Robinson Tax Advantaged Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108 or on the Fund’s website at www.robinsonincomefund.com.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 – present).	76	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Funds, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-Administrator for the Funds (2006 – present).	76	Investment Managers Series Trust II, a registered investment company.

Robinson Tax Advantaged Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
[c]	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Robinson Tax Advantaged Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement
At an in-person meeting held on September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Liberty Street Advisors, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Fund Advisory Agreements”) between the Investment Advisor and Robinson Capital Management, LLC (the “Sub-Advisor”) with respect to the Robinson Tax Advantaged Income Fund (the “Fund”) series of the Trust for initial two-year terms.  In approving the Fund Advisory Agreements, the Board, including the Independent Trustees, determined that each such approval is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s and the Sub-Advisor’s organizations and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Nontraditional Bond fund universe (the “Expense Universe”); and information about the Investment Advisor’s and the Sub-Advisor’s policies and procedures, including their compliance manuals and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year with respect to the Investment Advisor at other Board and Board committee meetings, noted its familiarity with the Investment Advisor as the investment advisor of five other series of the Trust, and considered the presentations by the Investment Advisor and the Sub-Advisor at the meeting.  No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements.

In approving each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Trustees observed that neither the Investment Advisor nor the Sub-Advisor managed any other accounts or funds with investment strategies similar to those of the Fund, but considered the extensive experience of the proposed portfolio manager of the Fund in managing fixed income portfolios and the Investment Advisor’s belief that the portfolio manager possesses the specific skills necessary to analyze the closed-end funds in which the Fund would be investing.

The Board considered the services to be provided by the Investment Advisor and the Sub-Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor would provide overall supervision of the general investment management and investment operations of the Fund and oversee the Sub-Advisor with respect to the Fund’s operations, including monitoring the Sub-Advisor’s investment and trading activities with respect to the Fund, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management.  The Board also considered the qualifications, experience and responsibilities of the personnel of the Investment Advisor and the Sub-Advisor who would be involved in the activities of the Fund.  In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of each of the Investment Advisor and the Sub-Advisor.

Robinson Tax Advantaged Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the various factors they had reviewed each of the Investment Advisor and the Sub-Advisor would have the capabilities, resources and personnel necessary to manage the Fund and that the Investment Advisor and the Sub-Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee, Expense Ratio and Sub-Advisory Fee
The Board considered information included in the meeting materials regarding the proposed investment advisory fees and total expenses of the Fund.  The Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers) were 0.45% higher than the median advisory fee of the funds in the Expense Peer Group and Expense Universe, and that the estimated total annual expenses for the Fund (net of fee waivers) were higher than the median expenses of the funds in the Expense Peer Group and Expense Universe, by 0.18% and 0.45%, respectively.  The Board noted, however, the unique nature of the Fund’s investment strategies and the difficulty in constructing the Expense Peer Group, which included open-end funds and municipal closed-end funds.  The Board noted that although Morningstar, Inc. had been unable to identify any other mutual fund investing in closed-end funds that invest primarily in municipal bonds, Morningstar, Inc. had identified four mutual funds with meaningful exposure to municipal bonds, that three of those funds had total expenses above the estimated net total expenses of the Fund, and that one of them had an advisory fee higher than that of the Fund.  The Board also noted the Investment Advisor’s belief that the Fund’s investment strategies were generally more complex than those of other funds in the Expense Peer Group.  The Board also observed that the Investment Advisor anticipated subsidizing a significant portion of its advisory fee during the first year of the Fund’s operations.  The Board noted that because the Investment Advisor did not manage any other accounts or funds with investment strategies similar to those of the Fund, the Board did not have a good basis for comparison of the Fund’s proposed advisory fees to those charged by the Investment Advisor to other clients.

With respect to the sub-advisory fee, the Board observed that although the Sub-Advisor does not manage any assets using the Fund’s strategies, the sub-advisory fee is lower than the fees paid by investors in private investment funds managed by the Sub-Advisor, which include asset-based fees and performance fees.  The Board also noted that the Investment Advisor would pay the Sub-Advisor’s sub-advisory fees out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that the compensation payable to each of the Investment Advisor and the Sub-Advisor under its respective Fund Advisory Agreement was fair and reasonable in light of the services proposed to be provided by such company to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s estimated costs and profits with respect to the Fund for the first year of the Fund’s operations taking into account estimated assets of $25 million, noting that the Investment Advisor expected to subsidize a substantial portion of the Fund’s expenses during the period, and determined that the level of profitability was reasonable.  The Board also considered the benefits to be received by the Investment Advisor and the Sub-Advisor as a result of their relationships with the Fund (other than the receipt of investment advisory fees and sub-advisory fees), including Rule 12b-1 distribution fees received by the Investment Advisor’s affiliate, research made available to the Sub-Advisor by broker-dealers providing execution services to the Fund, and the intangible benefits of their association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Board also noted that although there were no advisory or sub-advisory fee breakpoints, during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Robinson Tax Advantaged Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Fund Advisory Agreement would be in the best interests of the Fund and its shareholders and, accordingly, approved each Fund Advisory Agreement.

Robinson Tax Advantaged Income Fund
EXPENSE EXAMPLE
For the Period September 30, 2014* through December 31, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 30, 2014 (commencement of operations) to December 31, 2014.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from July 1, 2014 to December 31, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
Robinson Tax Advantaged Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Actual Performance**	9/30/14*	12/31/14	9/30/14* – 12/31/14
Class A	$ 1,000.00	$ 1,014.40	$4.10
Class C	1,000.00	1,012.70	6.02
Institutional Class	1,000.00	1,015.20	3.46
Hypothetical (5% annual return before expenses)^	7/1/14	12/31/14	7/1/14 – 12/31/14
Class A	$ 1,000.00	1,017.16	$8.11
Class C	1,000.00	1,013.36	11.92
Institutional Class	1,000.00	1,018.41	6.86

*	Commencement of operations.
**	Expenses are equal to the Fund’s annualized expense ratios of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 93/365 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Robinson Tax Advantaged Income Fund
EXPENSE EXAMPLE
For the Period September 30, 2014* through December 31, 2014 (Unaudited)

^	Expenses are equal to the Fund’s annualized expense ratios of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Robinson Tax Advantaged Income Fund
a series of Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
14 Wall Street, Suite 3A
New York, NY 10005

Investment Sub-Advisor
Robinson Capital Management, LLC
63 Kercheval Avenue, Suite 111
Grosse Pointe Farms, MI 48326

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Robinson Tax Advantaged Income Fund – Class A	ROBAX	46141Q 105
Robinson Tax Advantaged Income Fund – Class C	ROBCX	46141Q 204
Robinson Tax Advantaged Income Fund – Institutional Class	ROBNX	46141Q 303

Privacy Principles of the Robinson Tax Advantaged Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Robinson Tax Advantaged Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at  www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (800) 207-7108. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Robinson Tax Advantaged Income Fund
P.O. Box 2175
Milwaukee, WI  53201
Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-207-7108.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$14,250	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/06/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/06/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	03/06/15